WASATCH FUNDS TRUST

Supplement dated September 24, 2019 to the

Prospectus dated January 31, 2019

	Investor Class	Institutional Class
Wasatch Core Growth Fund®	WGROX	WIGRX
Wasatch Emerging India Fund ®	WAINX	WIINX
Wasatch Emerging Markets Select Fund®	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund®	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund®	WAFMX	WIFMX
Wasatch Global Opportunities Fund®	WAGOX	WIGOX
Wasatch Global Value Fund®	FMIEX	WILCX
Wasatch International Growth Fund®	WAIGX	WIIGX
Wasatch International Opportunities Fund®	WAIOX	WIIOX
Wasatch Micro Cap Fund®	WMICX	-
Wasatch Micro Cap Value Fund®	WAMVX	-
Wasatch Small Cap Growth Fund®	WAAEX	WIAEX
Wasatch Small Cap Value Fund®	WMCVX	WICVX
Wasatch Ultra Growth Fund®	WAMCX	-
Wasatch-Hoisington U.S. Treasury Fund®	WHOSX	-

(collectively, the “Funds”)

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2019 for Investor Class and Institutional Class shares. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Effective immediately, the second bullet point in the section entitled “Wasatch Funds-Account Policies-Redemption Fee” on page 140 of the Prospectus for the Funds is hereby deleted in its entirety and replaced with the following:

•	Exchanges on shares held 60 days or less will, subject to certain exceptions, trigger the redemption fee. Exchanges out of the Money Market Fund will not trigger the redemption fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE